EXHIBIT 99.4


           CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Hydro Environmental Resources, Inc. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on April 15, 2003, amended by Amendment No. 1 to Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission on the date hereof (collectively, the "Report"), I, David V. Harmsen, Chief Financial Officer of the Company, certify, pursuant to U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    May 15, 2003


/s/  David V. Harmsen
-----------------------------
     David V. Harmsen, Chief Financial Officer
     Hydro Environmental Resources, Inc.